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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): DECEMBER 14, 2005

                            PER-SE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

      000-19480                                           58-1651222
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(Commission File Number)                       (IRS Employer Identification No.)


1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA                  30004
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       (Address of Principal Executive Offices)                       (Zip Code)

                                 (770) 237-4300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         (a) On December 14, 2005, the Compensation Committee of the Board of Directors of Per-Se Technologies, Inc. ("Per-Se") adopted the Second Amendment to the Per-Se Employees' Retirement Savings Plan (the "Per-Se 401(k) Plan"). The amendment, which is effective as of January 1, 2006, simplifies the administration of the plan by basing the calculation of the matching contribution only on the amount contributed during each payroll period, so that an annual re-determination of the matching contribution is not necessary. A copy of the Second Amendment to the Per-Se 401(k) Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

         (b) On December 14, 2005, the Compensation Committee of Per-Se's Board of Directors approved Amendment Number 2 to the Employment Agreement between Per-Se and David E. McDowell. Mr. McDowell is the former Chairman and Chief Executive Officer of Per-Se and currently serves as a member of Per-Se's Board of Directors. The purpose of the amendment is to extend the term of the agreement. A copy of Amendment Number 2 to the Employment Agreement between Per-Se and David E. McDowell is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

      EXHIBIT
      NUMBER      EXHIBIT TITLE
      -------     -------------

         10.1     Second Amendment to the Per-Se Technologies, Inc. Employees'
                  Retirement Savings Plan.

         10.2     Amendment Number 2 to Employment Agreement between Per-Se and
                  David E. McDowell, dated December 14, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005
                                      PER-SE TECHNOLOGIES, INC.


                                      By:      /s/ CHRIS E. PERKINS
                                          -------------------------------------
                                               Chris E. Perkins
                                               Executive Vice President
                                               and Chief Financial Officer



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                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER    EXHIBIT TITLE
        -------   -------------
         10.1     Second Amendment to the Per-Se Technologies, Inc. Employees'
                  Retirement Savings Plan.

         10.2     Amendment Number 2 to Employment Agreement between Per-Se and
                  David E. McDowell, dated December 14, 2005.